UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2018

Date of Report

(Date of earliest event reported)

The RMR Group Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	8742	47-4122583
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

In this Current Report on Form 8-K, the terms “we,” “our” and “the Company” refers to The RMR Group Inc.

Item 1.01.  Entry into a Material Definitive Agreement.

Our majority owned subsidiary, The RMR Group LLC (“RMR LLC”), entered into the agreements described below in connection with the initial public offering of Industrial Logistics Properties Trust (“ILPT”), a Maryland real estate investment trust and subsidiary of our client Select Income REIT (“SIR”), that was completed on January 17, 2018. ILPT owns 266 properties located in 25 states with approximately 28.5 million square feet that were contributed to it by SIR.

ILPT Management Agreements

At the closing of the ILPT initial public offering on January 17, 2018, RMR LLC entered into two management agreements with ILPT to provide management services to ILPT: (1) a business management agreement, which relates to its business generally (the “ILPT Business Management Agreement”); and (2) a property management agreement, which relates to its property level operations (together with the ILPT Business Management Agreement, the “ILPT Management Agreements”). The terms of the ILPT Management Agreements are substantially similar to the terms of RMR LLC’s management agreements with SIR, including the terms related to the base management fee, annual incentive management fee and property management and construction supervision fees payable to RMR LLC, expense reimbursement, termination rights, termination fee payable to RMR LLC and the length of those contracts. The annual incentive management fee under the ILPT Business Management Agreement will be calculated based upon ILPT’s total shareholder return (as defined therein) compared to the SNL U.S. REIT Equity Index, and RMR LLC will first be eligible to receive an annual incentive management fee for the period beginning on January 12, 2018 (the first day the ILPT common shares began trading) and ending on December 31, 2018.

The foregoing description of the ILPT Management Agreements is not complete and is qualified in its entirety by reference to the full text of the ILPT Management Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 1.01 by reference.

Item 8.01. Other Events.

SIR Letter Agreement

In connection with the initial public offering of ILPT, on January 18, 2018, RMR LLC entered into a letter agreement with SIR (the “Letter Agreement”) which clarified that under RMR LLC’s management agreements with SIR, RMR LLC will not receive business management fees from SIR with respect to its ownership of ILPT common shares and RMR LLC will not receive business or property management fees from SIR with respect to properties that ILPT owns.

The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report and incorporated into this Item 8.01 by reference.

Underwriting Agreement

On January 11, 2018, ILPT and RMR LLC entered into an underwriting agreement with UBS Securities LLC, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by ILPT, and purchase by the Underwriters, of ILPT common shares in the offering (the “Underwriting Agreement”). The Underwriting Agreement contains customary representations, warranties and agreements of ILPT and RMR LLC, and customary conditions to closing, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report and incorporated into this Item 8.01 by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with our Managing Directors, SIR and ILPT and others related to them. Our Managing Directors have historical and continuing relationships with SIR, ILPT and other companies to which RMR LLC or its affiliates provide management services. For example, our Managing Directors are our controlling shareholders and hold membership units of RMR LLC through ABP Trust and its subsidiaries; our Managing Directors serve as managing trustees or managing directors of SIR, ILPT and other companies to which RMR LLC or its affiliates provide management services; the majority of the executive officers of SIR and ILPT are our officers and all of such executive officers are officers and employees of RMR LLC; we provide management services to SIR’s largest shareholder, Government Properties Income Trust (“GOV”); as of December 31, 2017, GOV owned approximately 27.8% of the outstanding SIR common shares; SIR is ILPT’s largest shareholder and as of the completion of the initial public offering of ILPT owned approximately 69.2% of the outstanding ILPT common shares (and will own approximately 66.2% of the outstanding ILPT common shares if the Underwriters exercise their overallotment option in full); and as of December 31, 2017, SIR and GOV owned approximately 10.5% and 8.0% of our outstanding Class A Common Shares, respectively.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended September 31, 2017 (our “Annual Report”), our definitive Proxy Statement for our 2017 Annual Meeting of Shareholders (our “Proxy Statement”), and our other filings with the Securities and Exchange Commission (the “SEC”), including Note 6 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Business Management Agreement, dated January 17, 2018, between Industrial Logistics Properties Trust and The RMR Group LLC. (Filed herewith.)
10.2	Property Management Agreement, dated January 17, 2018, between Industrial Logistics Properties Trust and The RMR Group LLC. (Filed herewith.)
99.1	Letter Agreement, dated January 17, 2018, between Select Income REIT and The RMR Group LLC. (Filed herewith.)
99.2

Underwriting Agreement, dated January 11, 2018, among Industrial Logistics Properties Trust, The RMR Group LLC and the underwriters named therein, pertaining to the issuance and sale of up to 23,000,000 of Industrial Logistics Properties Trust’s common shares of beneficial interest. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: January 18, 2018	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Chief Financial Officer and Treasurer